FIRST AMENDMENT TO THE
GPI SAVINGS PLAN
(As Amended and Restated Effective January 1, 2015)

WHEREAS, Graphic Packaging International, Inc. (“GPI”) maintains for the benefit of its employees the GPI Savings Plan (the “Plan”); and

WHEREAS, the Board of Directors of Graphic Packaging Holding Company has delegated to the Retirement Committee of Graphic Packaging International, Inc. (the “Retirement Committee”) the responsibility to make certain amendments to the Plan; and

WHEREAS, Rose City Printing and Packaging, Inc. (“Rose City”) maintains for the benefit of its employees the Rose City Printing & Packaging 401(k) Retirement Plan (the “Rose City Plan”); and

WHEREAS, on January 2, 2015, Graphic Packaging Holding Company acquired Rose City through the purchase of all issued and outstanding stock of Rose City Holding Company; and

WHEREAS, on October 1, 2015, Graphic Packaging Holding Company acquired the assets of Carded Graphics, LLC (“Carded Graphics”) and employees of Carded Graphics became employees of GPI; and

WHEREAS, on January 1, 2016, employees of Rose City employed as of the close of business on December 31, 2015 will become employees of GPI; and

WHEREAS, the Retirement Committee deems it desirable to (i) merge the Rose City Plan into the Plan effective as of the close of business on December 31, 2015, (ii) fully vest employer contributions previously made under the Rose City Plan, (iii) recognize employees’ service under the Rose City Plan for purposes of the Plan, and (iv) recognize employees’ service with Carded Graphics for purposes of the Plan.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows:

1.Effective as of the close of business on December 31, 2015, the Rose City Plan be and hereby is merged into the Plan.

2.Effective as of the close of business on December 31, 2015, Section 1.18 of the Plan is amended to add the following new subsection (g) to the end thereof:

(g)    Rose City Profit Sharing Account

3.Effective as of the close of business on December 31, 2015, Section 1.39 of the Plan is amended to read as follows:

1.39    Employment Date means, with respect to any Employee, the date on which he first completes an Hour of Service; provided however, with respect to any Employee who was employed by Rose City Printing and Packaging, Inc. as of the close of business on December 31, 2015, such Employee’s Employment Date means January 1, 2016.

4.Effective as of the close of business on December 31, 2015, Section 1.59 of the Plan is amended to add the following new subsection (g) to the end thereof:

(f)    Rose City Match Account

5.Effective as of the close of business on December 31, 2015, Section 1.75 of the Plan is amended to read as follows:

1.75    Prior Plan means the Altivity Plan, Graphic Plan, Rose City Plan, or any other qualified retirement plan from which the Plan accepts Transfer Contributions.

6.Effective as of the close of business on December 31, 2015, Article I of the Plan is amended to add the following new Sections 1.84A, 1.84B, and 1.84C:

1.84A    Rose City Match Account means the portion of a Participant’s Matching Account attributable to employer matching contributions directly transferred to this Plan from the Rose City Plan and any employer matching contributions made in 2016 that accrued under the Rose City Plan during 2015.

1.84B    Rose City Plan means the Rose City Printing & Packaging 401(k) Retirement Plan as in effect on December 31, 2015.

1.84C    Rose City Profit Sharing Account means the portion of a Participant’s Company Contribution Account attributable to employer profit sharing contributions directly transferred to this Plan from the Rose City Plan.

7.Effective as of the close of business on December 31, 2015, Section 1.95 of the Plan is amended by adding the following rows to the end thereof:

Prior Plan	Prior Plan Account/Contribution	Plan Account
Rose City Plan	Pre-Tax Elective Deferral Account	Before-Tax Account
Rose City Plan	Roth Elective Deferral Account	Roth Account
Rose City Plan	Employer matching contributions (including such contributions made in 2016 that relate to contributions earned in 2015 under the Rose City Plan)	Rose City Match Account
Rose City Plan	Employer profit sharing contributions	Rose City Profit Sharing Account
Rose City Plan	Qualified Nonelective Contribution Account	QNEC Account
Rose City Plan	Rollover Account	Rollover Account

8.Effective as of the close of business on September 31, 2015, subsection 1.101 of the Plan is amended by adding the following sentence to the end thereof:

“An Employee’s period of service with Carded Graphics, LLC, to the extent not otherwise counted hereunder, will be taken into account in determining his Year of Eligibility Service, provided that such Employee was employed by Carded Graphics, LLC as of the close of business on September 31, 2015. An Employee’s period of service with Rose City Printing and Packaging, Inc., to the extent not otherwise counted hereunder, will be taken into account in determining his Year of Eligibility Service, provided that such Employee was employed by Rose City Printing and Packaging, Inc. as of the close of business on December 31, 2015.”

9.Effective as of the close of business on September 31, 2015, subsection 1.102(d) of the Plan is amended to read as follows:

(d)    Predecessor Employer. An Employee’s periods of employment credited for vesting purposes under the Altivity Plan as of December 31, 2008 and the Rose City Plan as of December 31, 2015 will be taken into account in determining his Years of Vesting Service. In addition, an Employee’s periods of employment with Carded Graphics, LLC will be taken into account in determining his Years of Vesting Service, provided that such Employee was employed by Carded Graphics, LLC as of the close of business on September 31, 2015.

10.Effective as of the close of business on December 31, 2015, subsection 8.1(a) of the Plan is amended to add the following new subsections (15) and (16) to the end thereof:

(15)    Rose City Match Account

(16)    Rose City Profit Sharing Account

11.Effective as of the close of business on December 31, 2015, Section 9.5 of the Plan is amended by adding the following item (15) to the list contained therein after item (14) and by renumbering the all items of the list that follow to accommodate such insertion (for the avoidance of doubt, the following item is to be after “Graphic Employer Account”):

(15)    Rose City Profit Sharing Account

12.Effective as of the close of business on December 31, 2015, Section 9.5 of the Plan is amended by adding the following item (19) to the list contained therein after item (18) and by renumbering the all items of the list that follow to accommodate such insertion (for the avoidance of doubt, the following item is to be after “GPI Employer Match Account”):

(19)    Rose City Match Account

13.Effective as of the close of business on December 31, 2015, Section 9.6 of the Plan is amended by adding the following item (17) to the list contained therein after item (16) and by renumbering the all items of the list that follow to accommodate such insertion (for the avoidance of doubt, the following item is to be after “Graphic Employer Account”):

(17)    Rose City Profit Sharing Account

14.Effective as of the close of business on December 31, 2015, Section 9.6 of the Plan is amended by adding the following item (21) to the list contained therein after item (20) and by renumbering the all items of the list that follow to accommodate such insertion (for the avoidance of doubt, the following item is to be after “GPI Employer Match Account”):

(21)    Rose City Match Account

15.Effective as of the close of business on December 31, 2015, Section A-1 of Schedule A of the Plan is amended by adding to the end thereof the following new subsection (f):

(f)    Participants shall be 100 percent vested in their Rose City Match Account and Rose City Profit Sharing Account as of the close of business on December 31, 2015.

16.Effective as of the close of business on December 31, 2015, Section 7.1 of Schedule C of the Plan (the “Loan Rules”) is amended by adding the following item (d) to the list contained therein after item (c) and by redesignating the all items of the list that follow to accommodate such insertion (for the avoidance of doubt, the following item is to be after “GPI Employer Match Account”):

(d)    Rose City Match Account

17.Effective as of the close of business on December 31, 2015, Section 7.1 of the Loan Rules is amended by adding the following item (h) to the list contained therein after item (g) and by redesignating the all items of the list that follow to accommodate such insertion (for the avoidance of doubt, the following item is to be after “Graphic Employer Account”):

(h)    Rose City Profit Sharing Account

18.Effective as of the close of business on December 31, 2015, Section 13.1 of the Loan Rules is amended to read as follows:

13.1    Transferred Loans. Notwithstanding any provisions of the Loan Rules to the contrary, loans outstanding from the following merged plans as of the dates listed below may remain outstanding and be repaid in accordance with their terms. However, loans issued after such dates with respect to each plan shall be subject to the provisions of these Loan Rules.

(a)	Altivity Packaging Savings Plan for Union Hourly Employees - December 31, 2008

(b)	Rose City Plan - December 31, 2015

[signatures on the following page]
BE IT FURTHER RESOLVED, that the Retirement Committee has approved this First Amendment to the GPI Savings Plan this 11th day of December, 2015.

GRAPHIC PACKAGING INTERNATIONAL, INC. RETIREMENT COMMITTEE MEMBERS

By: /s/ Brad Ankerholz
Brad Ankerholz

By: /s/ Carla J. Chaney
Carla J. Chaney

By: /s/ Debbie Frank
Debbie Frank

By: /s/ Stephen Scherger
Stephen Scherger

By: /s/ Brian A. Wilson
Brian A. Wilson

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